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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D. C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(d) OF

                      THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)          February 2, 1998
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                           Cooper Industries, Inc.
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           (Exact Name of Registrant as Specified in its Charter)


                                     Ohio
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               (State or Other Jurisdiction of Incorporation)


               1-1175                                   31-4156620
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      (Commission File Number)               (IRS Employer Identification No.)


600 Travis, Suite 5800, Houston, Texas                        77002
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(Address of Principal Executive Offices)                    (Zip Code)


                                713/209-8400
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            (Registrant's Telephone Number, Including Area Code)



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        (Former Name or Former Address, if Changed Since Last Report)
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Item 5.  Other Events.

Business Outlook for 1998

The following sets forth the Company's general business outlook for 1998, based on current expectations. The statements are forward looking and actual results may differ materially. The comparative figures for 1998 include the effects of acquisitions made during 1997 and exclude 1997 nonrecurring items and the Kirsch division from the Tools & Hardware segment.

The Company expects revenues to increase by approximately 15 percent for the Electrical Products segment and by about 5 percent for the Tools & Hardware segment. Revenues for the Automotive Products segment are expected to be about the same level in 1998 as in 1997.

The Company expects operating earnings for the Electrical Products segment to increase by approximately 10 to 15 percent. Operating earnings for both the Tools & Hardware and Automotive Products segments are expected to increase by approximately 5 to 10 percent.

The above statements are forward-looking, and actual results may differ materially. The above statements are based on a number of assumptions, risks and uncertainties. The primary economic assumptions include, without limitation, (i) modest growth in the domestic economy; (ii) a modest improvement in European markets; (iii) a modest increase in construction spending worldwide; (iv) no significant change in raw material costs; (v) no major customer consolidation in the automotive aftermarket; and (vi) no significant adverse changes in the relationship of the currencies of Western European countries to the U.S. dollar. The estimates also assume, without limitation, no significant change in competitive conditions and such other risk factors as are discussed from time to time in the Company's periodic filings with the Securities and Exchange Commission.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        COOPER INDUSTRIES, INC.
                                        (Registrant)



Date:   February 2, 1998                /s/D Bradley McWilliams
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                                        D. Bradley McWilliams
                                        Senior Vice President and
                                        Chief Financial Officer





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